                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 18, 2005
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               Long Beach Acceptance Auto Receivables Trust 2004-A
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           Delaware                    333-108506-01             33-0660404
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 (State of Other Jurisdiction    (Commission file Number)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)
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      One Mack Centre Drive                                         07652
       Paramus, New Jersey                                       (Zip Code)
     (Address of Principal
       Executive Offices)
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Registrant's telephone number, including area code (201) 262-5222

                                    No Change
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          (Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM: 8.01   OTHER EVENTS

         Information relating to distributions to Noteholders for the December
         2004 Collection Period of the Registrant in respect of the Class A-1
         Asset Back Notes and Class A-2 Asset Backed Notes (collectively, the
         "Notes") issued by the Registrant. The performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Servicer's Certificate for the referenced Collection Period. Certificates are provided to
         Noteholders pursuant to the Sale and Servicing Agreement dated as of
         March 1, 2004 between Long Beach Acceptance Auto Receivables Trust
         2004-A, as Issuer, Long Beach Acceptance Receivables Corp. as
         Transferor, Long Beach Acceptance Corp., as Originator, Servicer and
         Custodian and JP Morgan Chase Bank, as Back-up Servicer and Trust
         Collateral Agent

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

         (b) Exhibits

         Exhibit No. 99.1     Servicer's Certificate for the December 2004
                              Collection Period for the January 18, 2005
                              Distribution Date.

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange
Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

By:  Long Beach Acceptance Corp., as Servicer

/s/ Michael J. Pankey
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    Michael J. Pankey
    Executive Vice President and
    Chief Financial Officer

Dated:  January 18, 2005